                               REAL PROPERTY LEASE


DATED:    December 1, 1995

BETWEEN:  M.F. VUKELICH CO                                              LANDLORD

AND:      COLOR SPOT NURSERIES, INC.                                      TENANT


     Tenant wishes to lease from Landlord certain real property located in Contra Costa County, California and described in attached Exhibit A (the "Land") together with the potting house structure and all green-house structures (the "Leased Improvements") presently on the Land. The Land and the Leased Improvements are hereinafter referred to collectively as the "Leased Premises."

     NOW, THEREFORE, Landlord hereby leases the Leased Premises to Tenant on the following terms:

     1. TERM; POSSESSION. The lease term shall be three (3) years commencing on March 1, 1993 (the "Commencement Date") and, unless sooner terminated as hereinafter provided, ending on February 29, 1996. Tenant will have the option to renew this lease (i) at the end of the initial term for an additional one year term and (ii) if the first option was exercised, at the end of the first additional one year term for a second one year term, each such additional one year term to commence on the day following expiration of the preceding term. A renewal option shall be deemed exercised unless notice of nonexercise is given by Tenant to Landlord at least six (6) months before expiration of the preceding term. The terms and conditions of this lease will remain the same during the renewal term(s).

     2. RENTAL. Tenant will pay to Landlord annual rent of $252,000, payable in advance in equal quarterly installments Of $63,000 on or before the first day of each March, June, September and December during the lease term, commencing
March 1, 1993.   Rent shall be paid to Landlord at Landlord's address set forth in Section 14 hereof. If Tenant fails to make a rent payment within seven days after it is due, Tenant shall pay Landlord a late charge of $3,150.

     3. USE OF LEASED PREMISES. Tenant may use the leased Premises for any lawful purpose.

     4.   MAINTENANCE.

          4.1   OBLIGATION TO REPAIR.   Except as otherwise provided herein,
neither Landlord nor Tenant shall have any obligation to maintain or repair all or any part of the Leased Premises.

          4.2 ROUTINE MAINTENANCE. If Tenant uses any Leased Improvements, Tenant will provide such ordinary day-to-day maintenance of such Leased Improvements as Tenant, in its sole,


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subjective judgement, determines to be necessary in the conduct by Tenant of its business on the Leased Premises (which will not in any event require Tenant to perform any major repairs, any repairs to the structure of the Leased Improvements, or any repairs necessitated by defects in the Leased Improvements as of the Commencement Date or necessitated by any present or future noncompliance of the Leased Improvements with applicable statutes, codes, regulations, ordinances, orders and other governmental requirements). For purposes of this Section 4.2, Tenant will be deemed to be using a Leased Improvement unless Tenant notifies Landlord that it is not using such Leased Improvement.

          4.3 REPLACEMENTS. Tenant, at its election, may replace or repair all or any part of any one or more of the Leased Improvements if, in Tenant's sole, subjective judgment, such replacement or repair is reasonably necessary in the conduct by Tenant of its business on the Leased Premises. In making any such replacement or repair, Tenant shall use such materials and construction/repair techniques as Tenant, in its the sole, subjective judgement, determines to be necessary in conduct by Tenant of its business on the Leased Premises. Upon the end of the lease term, Tenant, at its election, may remove (or leave) any such replacement or repair.

     5.   TAXES; UTILITIES.

          5.1 PERSONAL PROPERTY TAXES. Tenant shall pay when due all personal property taxes assessed against Tenant's personal property, equipment or trade fixtures on the Leased Premises.

          5.2 TAXES AND ASSESSMENTS. Tenant shall pay when due all taxes, assessments, and public charges on the Leased Premises; provided that taxes and assessments for any partial year during the lease term shall be prorated between Landlord and Tenant on the basis of the portion of the tax year that Tenant occupies the Leased Premises. Tenant may use any available installment payment plans for special assessments and in such case shall be obligated to pay only those installments coming due during the term of this lease.

          5.3 PAYMENT OF UTILITIES CHARGES. Tenant shall pay when due all charges for services and utilities incurred in connection with Tenant's use of the Leased Premises.

     6.   LIABILITY TO THIRD PERSONS.

          6.1 LIENS. Tenant shall pay as due all claims for work done on or for services rendered on or for material furnished to the Leased Premises at Tenant's request, and shall keep the Leased Premises free from any liens for such work, services and materials, except. that Tenant may withhold payment of any claim in connection with a good faith dispute over the obligation io pay, so long as Landlord's property interest is not jeopardized.

          6.2 CONTEST BY TENANT. If Tenant withholds payment of a claim and a lien is filed as a result of nonpayment, Tenant shall (within 10 days after knowledge of the filing) secure the


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discharge of the lien or deposit with Landlord cash or sufficient corporate surety bond or other security reasonably satisfactory to Landlord in an amount sufficient to discharge the lien plus all costs, attorneys' fees, and other charges that could reasonably accrue as a result of a foreclosure or sale under the lien.

          6.3 INDEMNIFICATION OF LANDLORD. Tenant shall indemnify and defend Landlord from any claim, loss, or liability arising out of or related to any action or inaction of Tenant or its invitees.

     7.   INSURANCE AND DAMAGE.

          7.1 INSURANCE. If Tenant maintains general liability insurance and fire and casualty insurance with respect to its activities on the Leased Premises, it will cause Landlord to be named as an additional insured on such insurance as Landlord's interests may appear.

          7.2 DAMAGE. If fire or other casualty materially damages the Leased Improvements and if the total of (i) the insurance proceeds (if any) and (ii) other proceeds made available by Landlord (at Landlord's sole discretion and without obligations to make any such proceeds available.) available to Tenant for rebuilding the damaged Leased Premises within 60 days following the date of such damage are not sufficient in Tenant's reasonable judgment to rebuild the damaged Leased Premises, Tenant may elect to terminate this lease by giving written notice of such termination to Landlord within 70 days following the date of damage. Neither Landlord nor Tenant shall have any obligation to restore the Leased Improvements.

     8. CONDEMNATION. If more than 30% of the Land area or more than 30% of the Land are or more than 30% of the square footage of the Leased Improvements is condemned, Tenant may elect to terminate this Lease as of the date upon which possession of the Leased Premises is taken by the condemning authority by written notice to Landlord. If a condemnation action is filed against the Leased Premises or threatened by a condemning authority, Landlord is authorized to negotiate with the condemning authority and will promptly notify and cooperate with Tenant in the response to or defense of such action or threat; provided, however, Landlord will not consent to or settle such condemnation action or convey any portion of the Leased Premises under threat of condemnation without first obtaining Tenant's approval thereof in writing, which approval will not be unreasonably withheld. Neither Landlord nor Tenant shall have any obligation to restore the Leased Premises. Landlord and Tenant shall participate in the condemnation proceeds as their interests shall appear. Sale of more than 30% of the Land area or more than 30% of the square footage of the Leased Improvements to a purchaser with the power of eminent domain in the face of a threat or the probability of the exercise of the power shall be treated as a taking by condemnation. If less than 30% of the Land area or less than 30% of the square footage of the Lease improvements is condemned or sold in lieu thereof, a pro rata rent adjustment shall be made for the balance of the lease term. If not more than a fifteen foot wide strip along the western boundary of the land is condemned or sold in lieu thereof, such portion so condemned or sold shall not be considered part


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of the Land for purposes of determining if 30% or more of the Land area was condemned or sold in lieu thereof.

     9. TRANSFERS BY TENANT. Tenant may assign Tenant's leasehold estate or sublet any portion of the Leased Premises without the consent of Landlord; provided, however, that no such transfer shall relieve Tenant of its obligations hereunder.

     10. ENVIRONMENTAL COMPLIANCE INDEMNITY. Tenant shall not engage in any activity in its use of the Leased Premises which violates any environmental law. Tenant shall indemnify and hold Landlord harmless from and against and reimburse Landlord for all liabilities, claims, demands, costs, fees (including, without limitation, attorneys' fees and expenses, whether incurred in arbitration, trial, appeal or otherwise) and expenses incurred by Landlord or for which Landlord becomes obligated arising out of any breach by Tenant of Tenant's obligations pursuant to the preceding sentence.

     11.  DEFAULT.  The following shall be events of default:

          (i) if Tenant fails to make any rent or other , payment under this lease within two business days. after written notice that it is due; or

          (ii) if Tenant fails to comply with any other term or condition or fulfill any other obligation of this lease within 30 days after written notice by Landlord specifying the nature of the default with reasonable particularity. If the default is of such a nature that it cannot be remedied fully within the 30-day period, this requirement shall be satisfied if Tenant begins correction of the default within the 30-day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable.

     12.  REMEDIES ON DEFAULT.  On the occurrence of any default by Tenant:

          (i) Landlord may terminate Tenant's right to possession of the Leased Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Leased Premises to Landlord.

          (ii) Landlord shall be entitled to recover from Tenant the following damages incurred by Landlord by reason of Tenant's default: (a) the worth at the time of the award of the unpaid rent which had been earned at the time of the termination; (b) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of the award of the amount by which the unpaid rent which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (d) any costs or expenses incurred by Landlord in recovering possession of the Leased Premises, Landlord's reasonable attorneys' fees incurred in connection with reletting, and any real estate commission paid


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or payable.  As used in subparts (a) and (b) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at a per annum rate equal to the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 100 basis points, or such lesser amount as may then be the maximum lawful rate. As used in subpart (c) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 100 basis points.

          (iii) Landlord may maintain Tenant's right to possession in which case this lease will continue in effect whether or not Tenant has vacated or abandoned the Leased Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right (subject to Landlord's duty to mitigate damages) to recover rent as it becomes due hereunder.

          (iv) Subject to Section 16 hereof, Landlord may pursue any other remedy now or hereafter available to it.

     13.  SURRENDER AT EXPIRATION.

          13.1 CONDITION OF LEASED PREMISES. Upon expiration of the lease term or earlier termination on account of default, Tenant shall surrender the Leased Premises in its then present condition, except that the amount of debris left on the Land shall not be substantially more than the amount of debris on the Land at the commencement of this Lease. Tenant is entitled to remove its property from the Leased Premises at any time, and Landlord hereby acknowledges that all fans, louvers, lights, heaters, fertilizer injectors and irrigation systems currently on or used in connection with the Leased Premises are the property of Tenant.

          13.2 HOLDOVER. If Tenant does not vacate the Leased Premises at the time required and Landlord accepts rent from Tenant, Tenant shall be a tenant from month to month, subject to all of the provisions of this lease (except that the term will be month-to-month and the rent will be $23,100 per month). If a month-to-month tenancy results from a holdover by Tenant, the tenancy shall be terminable by either party by giving written notice to the other not less than 30 days prior to the termination date which shall be specified in the notice.

     14. WARRANTY OF QUIET ENJOYMENT. So long as Tenant complies with all terms of this lease, Tenant shall be entitled to peaceable and undisturbed possession of the Leased Premises free from any interference by Landlord or those claiming through Landlord.

     15.  GENERAL PROVISIONS.

          15.1 MODIFICATIONS. This lease may. not be modified except by endorsement in writing attached to this lease, dated and signed by the parties.


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          15.2  NONWAIVER.  Waiver of performance of any provision of this lease shall not be a waiver of nor prejudice the party's right otherwise to require performance of the same provision or any other provision.

          15.3 SUCCESSION. This lease shall bind and inure to the benefit of the parties, their respective successors, and assigns.

          15.4 NOTICES Any notice or notification to any party required, permitted or contemplated hereunder will be in writing, will be addressed to the party to be notified at the address set forth below, or at such other address as each party may designate for itself from time by notice hereunder, and will be deemed to have been validly served, given or delivered (i) five days following deposit in the United States mails, by certified mail, with proper postage prepaid, (ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory to such carrier, made for the payment of such fees, or (iii) upon receipt (provided that any notice received during non-business hours will be deemed received at the beginning of the next business hour) of notice given by telecopy, mailgram, telegram, telex, or personal delivery:

     To Landlord:             c/o Michael F. Vukelich
                              1859 Danielle Court
                              Walnut Creek, California  94598
                              Telecopy No. (510) 934-7178

     with a copy to:          Thomas A. Palmer, Esq.
                              Knox Ricksen
                              Suite 1700
                              1999 Harrison Street
                              Oakland, California  94612
                              Telecopy No. (510) 446-1946

     To Tenant:               Color Spot Nurseries, Inc.
                              13880 San Pablo Blvd., 2nd Floor
                              San Pablo, California 94806
                              Telecopy No. (510) 237-8066

     with a copy to:          James K. Baer, Esq.
                              Katten Muchin Zavis & Weitzman
                              1999 Avenue of the Stars
                              Suite 1400
                              Los Angeles, California  90067
                              Telecopy No. (310) 788-4471


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          15.5  APPLICABLE LAW.  Except as otherwise provided in Section 16, this lease shall be construed, applied and enforced in accordance with the internal laws of the State of California without regard to its conflict of laws doctrine.

     16.  ARBITRATION.

          16.1 ARBITRATION. The parties acknowledge that this lease evidences a transaction involving interstate commerce. Except as otherwise provided in this Section 16, any controversy, dispute or claim of any nature arising out of, in connection with or in relation to the interpretation, performance or breach of this lease, including any claim based on contract, tort or statute, shall be resolved at the request of any party to this lease by final and binding arbitration conducted (i) by a member of the Judicial Arbitration & Mediation Services, Inc. San Francisco Panel, (ii) at a location in San Francisco, California selected by the arbitrator, and (iii) administered in accordance with the Federal Arbitration Act (9 USC Sections 1 ET SEQ.) and the then existing Rules of Practice and Procedure of Judicial Arbitration & Mediation Services, Inc. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. The arbitrator shall not be empowered to award punitive damages..

          16.2 INTERIM RELIEF. Any party may seek from a court any interim or provisional relief that may be necessary to protect or preserve it's/his rights under this lease pending the establishment of an arbitration proceeding under this Section 16 and the arbitrator's determination of the merits of the controversy; provided, however, that the arbitrator shall be empowered to dissolve, discharge or otherwise release such interim or provisional relief at any time before conclusion of proceedings upon a proper showing. The arbitrator shall be empowered to award monetary damages to any party for loss occasioned by such interim or provisional relief upon an ultimate showing of lack of merit.

          16.3 DISCOVERY. The parties shall allow and participate in discovery in accordance with the Federal Rules of Civil Procedure, except (i) depositions may be taken at any time after the appointment of the arbitrator and (ii) the response to a written discovery request shall be served within 14 days after service of the request. The parties shall allow and participate in such discovery for a period of 45 days after the appointment of the arbitrator, plus such additional time as the arbitrator determines to be appropriate to protect an inquiring party from a responding party's delay in responding to one or more discovery requests. Unresolved discovery disputes shall be resolved by the arbitrator. The United States Arbitration Act and the then existing Rules of Practice and Procedure of Judicial Arbitration & Mediation Services, Inc. to the contrary notwithstanding, this Section 16.3 sets forth the exclusive rights of the parties to discovery in any arbitration proceeding under this Section 16.

          16.4 TIME PERIOD. The arbitrator shall render a final award within 90 days after the date of his or her appointment, plus such additional tine, if any, as the arbitrator permits for discovery pursuant to Section 16.3.


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          16.5  EXPENSES.  The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, part or all of the prevailing party's costs and fees. "Costs and fees" means all reasonable pre-award expenses of the arbitration, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses such as photocopy, telecopy and telephone charges, witness fees and attorneys' fees.

          16.6 NONAPPEALABLE. The award of the arbitration shall be final, binding and nonappealable.

     IN WITNESS OF, the parties have executed this lease as of the date first above written.


LANDLORD:                               TENANT:
M.F. VUKELICH CO., a California         COLOR SPOT NURSERIES, INC., a
corporation                             Delaware corporation



By:  /s/ Michael F. Vukelich            By:  /s/ Michael F. Vukelich
     ------------------------------          ---------------------------------
     Michael F. Vukelich                     Michael F. Vukelich
     President                               President





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                         ADDENDUM TO REAL PROPERTY LEASE

     THIS ADDENDUM TO REAL PROPERTY LEASE ("Addendum") is made and entered into this 13th day of December, 1995 by and between M.F. Vukelich Co., a California corporation ("Landlord") and Color Spot Nurseries, Inc., a Delaware corporation ("Tenant") and modifies that certain Real Property Lease of even date herewith ("Lease").

                                   WITNESSETH:

     NOW, THEREFORE, the parties hereby agree as follows:

     1.   ADDENDUM TO LEASE.

          (a) Paragraph 1. of the Lease shall be deleted and replaced in its entirety with the following:

          "TERM; POSSESSION.  The Lease Term shall be nine (9) years and nine
          (9) months commencing on December 1, 1995 (the "Commencement Date") and unless sooner terminated as hereinafter provided, shall end on August 31, 2005. Tenant shall have the right, in its sole and absolute discretion, to terminate the Lease effective at any time on or after September 1, 1999, by providing written notice to Landlord of such election not less than one (1) year prior to the effective date of such termination. Landlord shall have the right, in its sole and absolute discretion, to terminate the Lease effective at any time on or after September 1, 1999, by providing written notice to Tenant of such election not less than one (1) year prior to the effective date of such termination."

          (b) The first sentence of Paragraph 2. shall be deleted and replaced with the following:

          "Tenant will pay rent to Landlord in advance in equal installments of $21,000 ("Monthly Rent'") on or before the first day of each month during the Lease Term, commencing on the Commencement Date. The Monthly Rent shall increase in amount by three percent (3%) per year, with the first increase effective as of the first day of the first month following one (1) year after the Commencement Date. The Monthly Rent shall thereafter increase once each year by three percent (3%) from the immediately preceding Monthly Rent. If the Commencement Date does not fall on the first of the month, rent shall be prorated for the first and last month of the term based upon the number of days in such partial month."


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          (c)   Paragraph 3 shall be amended to add the following:

          "Tenant shall not, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld: 1) Bring or cause to be brought onto the property any fill material, 2) Develop any structures or improvements upon the property; and 3) Lease the property to any person."

          (d) Delete Paragraph 10 in its entirety and replace with the following:

          "10.  ENVIRONMENTAL COMPLIANCE; INDEMNITY.

                (i)   DEFINITIONS.

                      (a) "Hazardous Materials" means any (a) oil, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Land or to persons on or about the Land or (ii) cause the Land to be in violation of any Hazardous Materials Laws;
(b) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated byphenyls, or radon gas; (c) chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste" "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316, 25501, and 25316 of the California Health
and Safety Code; and Article 9 or Article 11 of Title 22 of the Administrative Code, Division 4, Chapter 20; (d) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Land or the owners and/or occupants of property adjacent to or surrounding the Land, or any other person coming upon the Land or adjacent property; and (e) other chemical, materials or substance which may or could pose a hazard to the environment.

                      (b) "Hazardous Materials Claims" means any and all enforcement, cleanup, removal, remedial or other governmental or regulatory actions, agreements or orders threatened, instituted or completed pursuant to any Hazardous Materials Laws, together with any and all claims made or threatened by any third party against Landlord, Tenant, any of their respective partners or any of their partners' officers, directors, employees, agents or representatives, or the Land relating to damage, contribution, cost recovery compensation, loss or injury resulting from the presence, release or discharge of any Hazardous Materials used, brought onto, released, generated, stored or disposed of in, on or under the Land.


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                      (c)  "Hazardous Materials Laws" means any federal state or local laws, ordinances, regulations or policies relating to the environment, health and safety, and Hazardous Materials (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about the Land, including, without limitation, soil, groundwater and indoor and ambient air conditions.

                (ii) LANDLORD ENVIRONMENTAL INDEMNIFICATION. Landlord shall protect and indemnify Tenant and hold Tenant, its partners, directors, officers, employees and agents, and all directors, officers, employees and agents of all of the aforementioned indemnified parties, harmless from and against any and all actual or potential claims, liabilities, damages, losses, fines, penalties, judgments, awards, costs and expenses (including, without limitation, attorneys' fees and costs and expenses of investigation) which arise out of or relate in any way to any Hazardous Materials Claims or any use, handling, production, transportation, disposal, release or storage of any Hazardous Materials in, under or on the Land and whether by Landlord or any other party other than Tenant or Tenant's agents, employees, subcontractors and any other party acting by or on behalf of Tenant or with Tenant's knowledge or permission (collectively, "Tenant's Agents"), including, without limitation, (a) all foreseeable and all unforeseeable consequential damages directly or indirectly arising out of (i) Hazardous Materials Claims or the use, generation, storage, discharge or disposal of Hazardous Materials by Landlord or any party on or about the Land, other than Tenant or Tenant's Agents; (ii) any residual contamination affecting any natural resource or the environment caused by Hazardous Materials used, brought onto, released, stored, discharged, generated or disposed of in, under or onto the Land other than by Tenant or Tenant's Agents; and (iii) any exercise by Tenant of any of its rights and remedies hereunder; and (b) the costs of any required or necessary repair, cleanup, or detoxification of the Land and the preparation of any closure or other required plans. Liability to the aforementioned indemnified parties shall arise upon the earlier to occur of (a) discovery of any Hazardous Materials on, under or about the Land, or (b) the institution of any Hazardous Materials Claims, and not upon the realization of loss or damage, and shall be terminated three (3) years from the date of termination of the Lease.

                (iii) Tenant Environmental Indemnification. Tenant shall not engage in, allow or permit any activity in its use of the Leased Premises which violates any Hazardous Materials laws. Tenant shall protect and indemnify Landlord and hold Landlord, its partners, directors, officers, employees and agents, and all directors, officers, employees and agents of all of the aforementioned indemnified parties, harmless from and against any and all actual or potential claims, liabilities, damages, losses, fines, penalties, judgments, awards, costs and expenses (including, without limitation, attorneys' fees and costs and expenses of investigation) which arise out of or relate in any way to any Hazardous Materials Claims or any use, handling, production, transportation, disposal, release or storage of any Hazardous Materials in, under or on the Land after the Commencement Date by Tenant or Tenant's Agents, including, without limitation, (a) all foreseeable and all unforeseeable consequential damages directly or indirectly arising out of (i) Hazardous Materials Claims or the use, generation, storage, discharge or disposal of Hazardous Materials by Tenant or Tenant's Agents on or about the Land after the Commencement Date; (ii) any


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

residual contamination affecting any natural resource or the environment caused by Hazardous Materials used, brought onto, released, stored, discharged, generated or disposed of in, under or onto the Land by Tenant or Tenant's Agents after the Commencement Date; and (iii) any exercise by Landlord of any of its rights and remedies hereunder; and (b) the costs of any required or necessary repair, cleanup, or detoxification of the Land and the preparation of any closure or other required plans. Liability to the aforementioned indemnified parties shall arise upon the earlier to occur of (a) discovery of any Hazardous Materials on, under or about the Land, or (b) the institution of any Hazardous Materials Claims, and not upon the realization of loss or damage, and shall be terminated three (3) years from the date of termination of the Lease.

          (e)   Delete Paragraph 16 in its entirety.

     2. WHOLE AGREEMENT. This Addendum sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

     3. RATIFICATION. Except as specifically modified hereby, the Lease shall remain in full force and effect and unmodified. The provisions set forth in this Addendum shall be deemed part of the Lease and shall supersede, to the extent appropriate, any contrary provisions of the Lease. In case of any inconsistency between the provisions of the Lease and this Addendum, the provisions of the latter shall govern and control.

     4. COUNTERPARTS. This Addendum may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.

LANDLORD:
M.F. VUKELICH CO.,
a California corporation

By:  /s/ Michael F. Vukelich
     -------------------------
Its: President
     -------------------------

TENANT:
COLOR SPOT NURSERIES, Inc.
a Delaware corporation

By:  /s/ Michael F. Vukelich
     -------------------------
Its: President
     -------------------------

                                   EXHIBIT "A"

                                   DESCRIPTION

                                                                Order No. 110730
UNINCORPORATED AREA

PARCEL ONE:

PORTION OF LOT 198, AS SAID LOT IS SHOWN ON THE "MAP OF THE SAN PABLO RANCHO, ACCOMPANYING AND FORMING A PART OF THE FINAL REPORT OF THE REFEREES IN PARTITION", FILED MARCH 1, 1894, IN THE OFFICE OF THE COUNTY RECORDER OF CONTRA COSTA COUNTY, AND A PORTION OF SWAMP AND OVERFLOWED LAND SURVEY NO 151, CONTRA COSTA COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT STAKE NO. 91 AT THE NORTHWESTERN CORNER TO LOT 198 OF THE SAN PABLO RANCHO; THENCE SOUTH 0 10' WEST 728.5 FEET TO STATION 92; THENCE WEST 514.8 FEET TO STATION IN CENTER OF OLD COURSE OF SAN PABLO CREEK; THENCE ALONG OLD CREEK LINE, SOUTH 40 45' WEST 67.32 FEET; THENCE SOUTH 89 45' WEST, 165 FEET; THENCE SOUTH 82 37' WEST, 201.55 FEET; THENCE SOUTH 64 21' WEST 140.72 FEET; THENCE SOUTH 33 13' WEST 135.33 FEET; THENCE SOUTH 5 18' EAST 87.15 FEET; THENCE SOUTH 41 54' EAST 145.04 FEET; THENCE SOUTH 60 39' EAST 302.05 FEET; THENCE SOUTH 49 04' EAST 194.70 FEET TO STATION 28 AT THE JUNCTION OF SAN PABLO AND WILD CAT CREEKS, COURSES OF WHICH HAVE BEEN OBLITERATED; THENCE SOUTH 52 01' WEST 237.32 FEET TO STATION ON THE WESTERN BOUNDARY LINE OF THE SAN PABLO RANCHO; THENCE SOUTH 61 17' WEST 1173.25 FEET; THENCE SOUTH 58.08 FEET TO STATION ON THE NORTHERN LINE OF LANDS OF THE STANDARD OIL COMPANY; THENCE ALONG LINE OF STANDARD OIL CO. LANDS, NORTH 89 45' EAST 72.22 FEET; THENCE NORTH 73 02' EAST 72.8 FEET; THENCE NORTH 57 30' EAST 492 FEET; THENCE NORTH 59 30' BUT 400 FEET; THENCE NORTH 63 36' EAST 200 FEET; THENCE NORTH 76 05' EAST 110 FEET; THENCE NORTH 55 49' EAST 500 FEET; THENCE NORTH 59 15' EAST 400 FEET; THENCE NORTH 55 26' EAST 81.16 FEET; THENCE SOUTH 0 39' EAST, 46.1 FEET; THENCE LEAVING LINE OF STANDARD OIL CO. LAND, AND ALONG THE NORTHERN LINE OF THE TRUMAN ADDITION TO RICHMOND, NORTH 67 10' EAST 184.04 FEET; THENCE NORTH 86 30'' EAST
100.18 FEET; .THENCE NORTH 89 56' EAST 441 FEET TO THE WESTERN LINE OF LANDS OF STANDARD OIL CO.; THENCE ALONG THE LINE OF THE STANDARD OIL CO. LANDS, NORTH O 15' WEST, 30.75 FEET TO A CONCRETE MONUMENT SET FOR CORNER OF STANDARD OIL CO. LANDS; THENCE SOUTH 89 31' WEST 462 FEET TO A MONUMENT; THENCE NORTH 0 15' WEST 50 FEET TO A MONUMENT; THENCE SOUTH 89 26' EAST 542.06 FEET TO A MONUMENT; THENCE NORTH 0 15' WEST 177.09 FEET TO A MONUMENT; THENCE NORTH 89 45' EAST 40 FEET TO A MONUMENT;

THENCE LEAVING LINE OF STANDARD OIL CO. LANDS, NORTH 0 151 WEST 801.2 FEET; THENCE NORTH 89 55' WEST 1009.5 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM:

1) ALL THAT PORTION THEREOF LYING EASTERLY OF THE WESTERN LINE OF THAT CERTAIN TRACT OF LAND CONVEYED TO CONTRA COSTA COUNTY, A POLITICAL SUBDIVISION, BY ANTONIO BRUZZONE AND LINA BRUZZONE, HUSBAND AND WIFE, BY DEED EXECUTED OCTOBER 21, 1929, AND RECORDED OCTOBER 24, 1929, IN BOOK 172 OF OFFICIAL RECORDS OF CONTRA COSTA COUNTY, PAGE 483.

2) ALL THAT PORTION THEREOF LYING EASTERLY OF THE WESTERN LINE OF THAT PORTION THEREOF LYING WITHIN THE PARCEL OF LAND DESCRIBED IN THE DEED TO CONTRA COSTA COUNTY, A POLITICAL SUBDIVISION, RECORDED DECEMBER 24, 1938, IN BOOK 487 OF OFFICIAL RECORDS OF CONTRA COSTA COUNTY, PAGE 188.

3) THAT PORTION CONVEYED TO CONTRA COSTA COUNTY, BY DEED RECORDED APRIL 16, 1974, IN BOOK 7202, PAGE 75, OFFICIAL RECORDS, INSTRUMENT NO. 30242.

4) THAT PORTION CONVEYED TO CONTRA COSTA COUNTY FLOOD CONTROL AND WATER CONSERVATION DISTRICT, RECORDED MARCH 23, 1988, IN BOOK 14230, PAGE 546, OFFICIAL RECORDS.

5) THAT PORTION CONVEYED TO CONTRA COSTA COUNTY FLOOD CONTROL AND WATER CONSERVATION DISTRICT, BY DEED RECORDED FEBRUARY 21, 1992, BOOK 17244, PAGE 49, INSTRUMENT NO. 92-37674, OFFICIAL RECORDS.

6) THAT PORTION CONVEYED TO WEST COUNTY RESOURCE RECOVERY, INC., A CALIFORNIA CORPORATION, BY INSTRUMENT DATED MAY 19, 1995 AND RECORDED JUNE 1, 1995, SERIES NO. 95-86866, OFFICIAL RECORDS.

PARCEL TWO:

PORTION OF LOT 201, AS SAID LOT IS SHOWN ON THE "MAP OF THE SAN PABLO RANCHO, ACCOMPANYING AND FORMING A PART OF THE FINAL REPORT OF THE REFEREES IN PARTITION", FILED MARCH 1, 1894, IN THE OFFICE OF THE COUNTY RECORDER OF CONTRA COSTA COUNTY. DESCRIBED AS FOLLOWS:

BEGINNING AT STAKE NO. 93, AT THE SOUTHWESTERN CORNER OF LOT 200 OF THE SAN PABLO RANCHO; THENCE FROM SAID POINT OF BEGINNING, SOUTH 89 54'

WEST, 525.40 FEET; THENCE SOUTH 4 18' 41", WEST 138.01 FEET TO THE LINE BETWEEN LOTS 198 AND 201 OF THE SAN PABLO RANCHO; THENCE ALONG SAID LINE, AS FOLLOWS:
NORTH 64 21' EAST, 140.72 FEET; NORTH 82 37' EAST, 201.55 FEET; NORTH 89 45' EAST, 165 FEET; AND NORTH 48 45' EAST, 67.32 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM, THAT PORTION LYING WITHIN THE LINES OF PARCEL ONE, ABOVE.

ALSO EXCEPTING THEREFROM, THAT PORTION CONVEYED TO CONTRA COSTA COUNTY, BY DEED RECORDED APRIL 16, 1974, IN BOOK 7202, PAGE 75, OFFICIAL RECORDS, INSTRUMENT NO. 30242.

PARCEL THREE:

THAT CERTAIN PARCEL OF DESIGNATED AS PARCEL "A" IN THE DECREE IN THE MATTER OF THE APPLICATION OF ANTONIO BRUZZONE AND LINA BRUZZONE, HIS WIFE, TO EXCLUDE CERTAIN LANDS FROM A SUBDIVISION, IN THE SUPERIOR COURT OF THE COUNTY OF CONTRA COSTA, STATE OF CALIFORNIA, CASE NO. 78889, FILED SEPTEMBER 8, 1960, A COPY OF WHICH WAS RECORDED SEPTEMBER 14, 1960, IN BOOK 3702 OF OFFICIAL RECORDS OF CONTRA COSTA COUNTY, PAGE 155, DESCRIBED AS FOLLOWS:

THAT PORTION OF "NORTH HARBOR TRACT, AN ADDITION TO RICHMOND, CALIFORNIA", WHICH MAP WAS FILED MAY 29, 1913, IN BOOK 10 OF MAPS, PAGE 229, IN THE OFFICE OF THE COUNTY RECORDER OF CONTRA COSTA CO DESCRIBED AS FOLLOWS:.

BEGINNING AT THE NORTHEASTERN CORNER OF LOT 8, IN BLOCK 4, AS SAID LOT AND BLOCK ARE SHOWN ON SAID MAP; RUNNING THENCE ALONG THE WESTERN LINE OF CENTRAL AVENUE, SOUTH 726 FEET TO THE SOUTHERN LINE OF SAID TRACT; BEING ALSO THE SOUTHERN LIKE OF A "1 FOOT RESERVED STRIP"; THENCE ALONG SAID SOUTHERN LINE, WEST 989 FEET TO THE EASTERN LINE OF GOLDEN GATE AVENUE; THENCE ALONG THE LAST NAMED LINE, NORTH 726 FEET TO THE SOUTHERN LINE OF PITTSBURG AVENUE; AND THENCE ALONG THE LAST NAMED LINE, EAST 989 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM:

1) THAT PORTION CONVEYED TO CONTRA COSTA COUNTY, BY DEED RECORDED APRIL 16, 1974, IN BOOK 7202, PAGE 75, OFFICIAL RECORDS, INSTRUMENT NO. 30242.

2) THAT PORTION THEREOF AS CONVEYED TO CITY OF RICHMOND BY INSTRUMENT DATED SEPTEMBER 2, 1994 AND RECORDED MAY 5, 1995, SERIES NO. 95-72493, OFFICIAL RECORDS, AS FOLLOWS:

     A PORTION OF THE TRACT OF LAND SHOWN ON THE MAP ENTITLED "NORTH HARBOR TRACT, AN ADDITION TO RICHMOND, CALIFORNIA" FILED MAY 29, 1913 IN BOOK 10 OF MAPS AT PAGE 229, CONTRA COSTA COUNTY RECORDS, CALIFORNIA, DESCRIBED AS
     FOLLOWS:

     BEGINNING ON THE EASTERLY LINE OF THE RIGHT OF WAY OF NORTH RICHMOND BYPASS AS SHOWN ON THE MAP ENTITLED "A PRECISE SECTION OF STREETS AND HIGHWAYS PLAN, COUNTY COSTA COUNTY, NORTH RICHMOND BYPASS" RECORDED NOVEMBER 5, 1969 IN BOOK 5998 OF OFFICIAL RECORDS OF CONTRA COSTA COUNTY AT PAGE 209, AT THE SOUTHERLY LINE OF THE PARCEL OF LAND DESCRIBED AS PARCEL THREE IN THE DEED FROM GOLDEN STATE SANWA BANK TO COLOR SPOT, INC. RECORDED MARCH 6, 1991 IN BOOK 16435 OF OFFICIAL RECORDS AT PAGE 659; THENCE ALONG SAID EASTERLY LINE OF NORTH RICHMOND BYPASS NORTH 00 35' 10" EAST 694.93 FEET; THENCE NORTHEASTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 20.00 FEET THROUGH A CENTRAL ANGLE OF 90 34' 39", AN ARC DISTANCE OF 31.62 FEET; THENCE NORTH 1 09' 50" EAST 10.00 FEET TO THE SOUTHERLY LINE OF PITTSBURG AVENUE; THENCE ALONG SAID LINE THEREOF SOUTH 88 50' 11" EAST
     1.70 FEET; THENCE LEAVING SAID SOUTHERLY LINE 0 35' 10" WEST 725.14 FEET THE SOUTHERLY LINE OF SAID PARCEL THREE (16435 OR 659); THENCE ALONG SAID SOUTHERLY LINE NORTH 88 49' 40" WEST 22.00 FEET TO THE POINT OF BEGINNING.

3) THAT PORTION THEREOF AS CONVEYED TO WEST COUNTY RESOURCE RECOVERY, INC., A CALIFORNIA CORPORATION, BY INSTRUMENT DATED MAY 19, 1995 AND RECORDED
     JUNE 1, 1995, SERIES NO. 95-86866, OFFICIAL RECORDS, AS FOLLOWS:

     THE PROPERTY SITUATE IN UNINCORPORATED CONTRA COSTA COUNTY, STATE OF CALIFORNIA, BEING A PORTION OF LOTS 198 AND 201 AS DESIGNATED ON THE MAP OF THE SAN PABLO RANCHO, FILED MARCH 1, 1894 IN THE OFFICE OF THE RECORDER OF CONTRA COSTA COUNTY, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING AT THE INTERSECTION OF THE SOUTHERN LINE OF PITTSBURG AVENUE (FORMERLY PITTSBURGH AVENUE) AND THE WESTERN LINE OF STREET (FORMERLY CENTRAL AVENUE) AS SAID STREET AND AVENUE ARE DESIGNATED ON THE MAP OF NORTH HARBOR TRACT, FILED MAY 29, 1913,

     MAP BOOK 10, PAGE 229; THENCE ALONG SAID WESTERN LINE OF CENTRAL STREET, SOUTH 1 09' 47" WEST (BEARING USED FOR THE PURPOSE OF THIS DESCRIPTION)
     725.23 FEET TO THE SOUTHERN LINE OF SAID NORTH HARBOR TRACT, SAID SOUTHERN LINE BEING THE SOUTHERN LINE OF THE AREA DESIGNATED AS "1 FT. RESERVED STRIP" ON SAID MAP; THENCE ALONG SAID SOUTHERN LINE, SOUTH 88 50' 13" EAST,
     5.00 FEET TO THE NORTHWEST CORNER OF THE PARCEL OF LAND DESCRIBED IN THE DEED TO CONTRA COSTA COUNTY RECORDED OCTOBER 24, 1929, BOOK 172, OFFICIAL RECORDS, PAGE 483; THENCE ALONG THE BOUNDARY OF SAID COUNTY PARCEL THE TWO
     (2) FOLLOWING COURSES; SOUTH 1 09' 47" WEST, 217.43 FEET (217.21 FEET, DEED DISTANCE) AND SOUTH 89 11' 13" EAST, 38.23 FEET TO THE MOST WESTERN CORNER OF THE PARCEL OF LAND DESCRIBED IN THE DEED TO CONTRA COSTA COUNTY, RECORDED DECEMBER 24, 1938, BOOK 487, OFFICIAL RECORDS, PAGE 188; THENCE ALONG THE SOUTHWESTERN BOUNDARY OF SAID PARCEL THE TWO (2) FOLLOWING COURSES; SOUTHEASTERLY ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 125.00 FEET, THE RADIUS POINT OF WHICH BEARS NORTH 71 01' 48" EAST, THROUGH A CENTRAL ANGLE OF 27 48' 40", AN ARC DISTANCE OF 60.67 FEET AND TANGENT TO SAID CURVE, SOUTH 46 46' 52" EAST, 10.78 FEET TO THE NORTHWESTERN LINE OF THE PARCEL OF LAND DESCRIBED UNDER EXHIBIT "A" IN THE DEED TO CONTRA COSTA COUNTY FLOOD CONTROL AND WATER CONSERVATION DISTRICT, RECORDED NOVEMBER 18, 1987, BOOK 14025, OFFICIAL RECORDS, PAGE 833; THENCE ALONG SAID NORTHWESTERN LINE, SOUTH 57 00 00" WEST, 138.82 FEET TO A LINE DRAWN PARALLEL TO AND 30.00 FEET WESTERLY, MEASURED AT RIGHT ANGLES, OF THE ABOVE NAMED WESTERN LINE OF CENTRAL STREET; THENCE ALONG SAID PARALLEL LINE, NORTH 1 09' 47" EAST, 1077.39 FEET TO SAID SOUTHERN LINE OF PITTSBURGH AVENUE; THENCE ALONG SAID LINE, SOUTH 88 50' 13"EAST, 30.00 FEET TO THE POINT OF BEGINNING.


PARCEL FOUR:

THAT PORTION OF THE PARCEL OF LAND DESCRIBED IN THE DEED TO CONTRA COSTA COUNTY RECORDED SEPTEMBER 21, 1976 IN VOLUME 8022 OF OFFICIAL RECORDS AT PAGE 483 (SHOWN AS PARCEL 4 ON CONTRA COSTA COUNTY PUBLIC WORKS DWG. R/W 0572B-72) LYING EAST OF NORTH RICHMOND BYPASS, NORTHWEST OF WILDCAT CREEK, AND DESCRIBED AS
FOLLOWS:

COMMENCING AT THE 1-1/2" IRON PIPE TAGGED "CONTRA COSTA COUNTY" MARKING NORTH RICHMOND BYPASS STATION 45+00 P.O.T. AS SHOWN ON THE MAP ENTITLED "A PRECISE SECTION OF THE STREETS AND HIGHWAY PLAN, CONTRA COSTA COUNTY, NORTH RICHMOND BYPASS" RECORDED NOVEMBER 5, 1969 IN

VOLUME 5998 OF OFFICIAL RECORDS AT PAGE 209; THENCE ALONG THE CENTERLINE OF NORTH RICHMOND BYPASS SOUTH 0 35' 08" WEST 795.75 FEET; THENCE SOUTH 88 16' 54" EAST 55 FEET TO THE TRUE POINT OF BEGINNING ON THE PROPOSED RIGHT OF WAY LINE OF NORTH RICHMOND BYPASS (5958 O.R. 209) ; SAID POINT IS SHOWN AS PT. "A" ON CONTRA COSTA COUNTY FLOOD CONTROL AND WATER CONSERVATION DISTRICT DWG. ED-738.2 AND IS THE BEGINNING OF A NON-TANGENT CURVE CONCAVE TO THE SOUTH TO WHICH A RADIAL BEARS NORTH 1 43' 06" EAST 138 FEET; THENCE FROM THE TRUE POINT OF BEGINNING, ALONG THE ARC OF SAID CURVE, EASTERLY 30.78 FEET, THROUGH A CENTRAL ANGLE OF 12 46' 54", TO A REVERSE CURVE CONCAVE TO THE NORTH TO WHICH A RADIAL BEARS SOUTH 14 30' 00" WEST 77 FEET; THENCE ALONG THE ARC OF SAID REVERSE CURVE, EASTERLY
57.52 FEET, THROUGH A CENTRAL ANGLE OF 42 48' 05", TO A REVERSE CURVE CONCAVE TO THE SOUTHEAST TO WHICH A RADIAL BEARS NORTH 28 18' 05" WEST 2,513 FEET; THENCE ALONG THE ARC OF SAID REVERSE CURVE, NORTHEASTERLY 188.38 FEET, THROUGH A CENTRAL ANGLE OF 4 17' 42"; THENCE NORTH 65 59' 37" EAST 15.32 FEET TO A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 2,287 FEET; THENCE ALONG THE ARC OF SAID CURVE, NORTHEASTERLY 144.73 FEET, THROUGH A CENTRAL ANGLE OF 3 37' 33", TO A POINT ON THE NORTHEAST LINE OF CONTRA COSTA COUNTY PARCEL (8022 O.R. 483) THAT BEARS NORTH 47 16' 11" WEST 19.00 FEET FROM THE MOST EASTERN CORNER OF SAID COUNTY PARCEL (8022 O.R. 483) ; THENCE NON-TANGENT TO SAID CURVE, ALONG THE NORTHEAST LINE OF SAID COUNTY PARCEL, NORTH 47 16' 11" WEST 175.69 FEET AND NORTH 59 17' 52" WEST 57.24 FEET, TO THE SOUTH LINE OF CONTRA COSTA COUNTY PARCEL RECORDED JANUARY 16, 1974 IN VOLUME 7135 OF OFFICIAL RECORDS AT PAGE 155; THENCE ALONG SAID SOUTH LINE, SOUTH 69 59' 08" WEST 233.04 FEET TO A POINT HEREINAFTER REFERRED TO AS PT. "C", ON THE PROPOSED EAST RIGHT OF WAY LINE OF NORTH RICHMOND BYPASS (5998 O.R. 209); THENCE ALONG SAID EAST LINE, SOUTH 0 35' 08" WEST 223.38 FEET, TO THE TRUE POINT OF BEGINNING.


PARCEL FIVE:

THAT PORTION OF THE PARCEL OF LAND DESCRIBED IN THE DEED TO CONTRA COSTA COUNTY RECORDED JANUARY 16, 1974 IN VOLUME 7135 OF OFFICIAL RECORDS AT PAGE 155 (SHOWN AS PARCEL 5 ON SAID PUBLIC WORKS DWG. R/W 0572B-72) WHICH LIES EAST OF NORTH RICHMOND BYPASS AND IS DESCRIBED AS FOLLOWS:


BEGINNING AT PT. "C" DESCRIBED IN PARCEL FOUR OF THIS DOCUMENT; THENCE ALONG THE PROPOSED EAST RIGHT OF WAY LINE OF NORTH RICHMOND BYPASS (5998 O.R. 209), NORTH 0 35' 08" EAST 10.68 FEET, TO A POINT, HEREINAFTER

REFERRED TO AS PT. "D", ON THE NORTH LINE OF SAID COUNTY PARCEL (7135 O.R. 155); THENCE ALONG THE BOUNDARY OF SAID COUNTY PARCEL (7135 O.R. 155) AS FOLLOWS:
(1) NORTH 69 59' 08" EAST 221.10 FEET, (2) SOUTH 59 17' 52" EAST 12.92 FEET, AND
(3) SOUTH 69 59' 08" WEST 223.04 FEET, TO PT. "C", THE POINT OF BEGINNING.


PARCEL SIX:

THAT PORTION OF THE PARCEL OF LAND DESCRIBED IN THE DEED TO CONTRA COSTA COUNTY' RECORDED JULY 5, 1974 IN VOLUME 7267 OF OFFICIAL RECORDS AT PAGE 115 (SHOWN AS PARCEL 6 ON SAID PUBLIC WORKS DWG. R/W 0572B-72) WHICH LIES EAST OF NORTH RICHMOND BYPASS AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT PT. "D" DESCRIBED IN PARCEL FIVE OF THIS DOCUMENT; THENCE ALONG THE PROPOSED EAST RIGHT OF WAY LINE OF NORTH RICHMOND BYPASS (5998 O.R. 209), NORTH 0 35' 08" EAST 201.41 FEET, TO THE BOUNDARY OF SAID COUNTY PARCEL (7267 O.R.
115); THENCE ALONG SAID BOUNDARY AS FOLLOWS: (1) SOUTH 40 42' 42" EAST 9.68 FEET, (2) SOUTH 59 17, 52" EAST 231.88 FEET, AND (3) SOUTH 69 59' 08" WEST
221.10 FEET TO PT. "D", THE POINT OF BEGINNING.


PARCEL SEVEN:

THAT CERTAIN PARCEL OF LAND CONVEYED BY THE CONTRA COSTA COUNTY FLOOD CONTROL AND WATER CONSERVATION DISTRICT, A POLITICAL SUBDIVISION OF THE STATE OF CALIFORNIA, TO COLOR SPOT, INC. BY DEED RECORDED OCTOBER 5, 1992, BOOK 17905, PAGE 4, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

"PARCEL X1397T-1: FEE TITLE (CONTRA COSTA COUNTY FLOOD CONTROL AND WATER CONSERVATION DISTRICT TO COLOR SPOT, INC.)

"A PORTION OF PARCEL 1397T CONVEYED IN THE DEED TO CONTRA COSTA COUNTY FLOOD CONTROL AND WATER CONSERVATION DISTRICT RECORDED MARCH 23, 1988 IN VOLUME 14230 OF OFFICIAL RECORDS AT PAGE 546 BEING ALL OF PARCEL 1397T THAT LIES NORTHWESTERLY OF THE "CHANNEL PARCEL" DESCRIBED IN PARCEL 1397A" OF THAT CERTAIN DOCUMENT RECORDED FEBRUARY 21, 1992 IN BOOK 17244, PAGE 49, OFFICIAL RECORDS.